UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2013

Dell Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas 78682

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 —	Other Events.

On August 2, 2013, Dell Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors has fixed October 17, 2013 as the date for the Company’s 2013 annual meeting of stockholders (the “2013 Annual Meeting”) and has fixed September 10, 2013 as the record date for the 2013 Annual Meeting. The 2013 Annual Meeting will be held at 9:00 a.m., Central Daylight Time, at the Dell Round Rock campus, Building No. 2, Houston-Dallas conference room, 501 Dell Way, Round Rock, Texas 78682. A copy of the Company’s press release, dated August 2, 2013, is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The date of the 2013 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2012 annual meeting of stockholders, which was held on July 13, 2012. In accordance with Rule14a-8 under the Securities Exchange Act of 1934, as amended, the Company has fixed a new deadline for the receipt of stockholder proposals under Rule 14a-8. Any proposal that a stockholder wishes to include in the Company’s proxy materials for the 2013 Annual Meeting pursuant to Rule 14a-8 must be received no later than the close of business on August 16, 2013 and must be submitted in compliance with the rule.

Any proposal or nomination for director that a stockholder wishes to propose for consideration at the 2013 Annual Meeting, but does not seek to include in the Company’s proxy materials for the meeting under applicable rules of the Securities and Exchange Commission, must be submitted in accordance with Section 12 of Article III of the Company’s bylaws, and must be received by the Company no later than August 18, 2013. Any such proposal must be an appropriate subject for stockholder action under applicable law and must otherwise comply with Section 12 of Article III of the Company’s bylaws.

Additional Information and Where to Find It

The Company will be filing with the Securities and Exchange Commission (the “SEC”) and furnishing to the Company’s stockholders a proxy statement and WHITE proxy card in connection with the solicitation of proxies for the 2013 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc., One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management of the Company are “participants” in the solicitation of proxies from stockholders of the Company in connection with the 2013 Annual Meeting. Information regarding the identity of persons who, under the rules of the SEC, are participants in the solicitation of the stockholders of the Company in connection with the 2013 Annual Meeting, and regarding the direct or indirect interests, by security holdings or otherwise, of such persons, will be set forth in the proxy statement for the 2013 Annual Meeting and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013, which was filed with the SEC on March 12, 2013, as amended by the Form 10-K/A filed with the SEC on June 3, 2013.

Item 9.01 —	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Dell Inc., dated August 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date: August 7, 2013	By:	/s/ Janet B. Wright
Janet B. Wright,
Vice President and Assistant Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Dell Inc., dated August 2, 2013